                                                               EXHIBIT 24.1
                       POWER OF ATTORNEY


          The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Wendell F. Bueche, Marschall I. Smith and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), the Annual Report of the Partnership on Form 10-K for the fiscal year ended December 31, 1997 under the Securities Act of 1933, as amended, and to execute and deliver any and all amendments to such Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 23rd day of March, 1998.




/s/ ROBERT E. FOWLER, JR.
Robert E. Fowler, Jr.

                       POWER OF ATTORNEY


          The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Wendell F. Bueche, Marschall I. Smith and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), the Annual Report of the Partnership on Form 10-K for the fiscal year ended December 31, 1997 under the Securities Act of 1933, as amended, and to execute and deliver any and all amendments to such Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 23rd day of March, 1998.




/s/ RAYMOND F. BENTELE
Raymond F. Bentele

                       POWER OF ATTORNEY


          The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Wendell F. Bueche, Marschall I. Smith and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), the Annual Report of the Partnership on Form 10-K for the fiscal year ended December 31, 1997 under the Securities Act of 1933, as amended, and to execute and deliver any and all amendments to such Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 23rd day of March, 1998.




/s/ ROD F. DAMMEYER
Rod F. Dammeyer

                       POWER OF ATTORNEY


          The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Wendell F. Bueche, Marschall I. Smith and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), the Annual Report of the Partnership on Form 10-K for the fiscal year ended December 31, 1997 under the Securities Act of 1933, as amended, and to execute and deliver any and all amendments to such Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 23rd day of March, 1998.





/s/ JAMES M. DAVIDSON
James M. Davidson

                       POWER OF ATTORNEY


          The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Wendell F. Bueche, Marschall I. Smith and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), the Annual Report of the Partnership on Form 10-K for the fiscal year ended December 31, 1997 under the Securities Act of 1933, as amended, and to execute and deliver any and all amendments to such Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 23rd day of March, 1998.





/s/ HAROLD H. MACKAY
Harold H. MacKay

                       POWER OF ATTORNEY


          The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Wendell F. Bueche, Marschall I. Smith and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), the Annual Report of the Partnership on Form 10-K for the fiscal year ended December 31, 1997 under the Securities Act of 1933, as amended, and to execute and deliver any and all amendments to such Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 23rd day of March, 1998.





/s/ DAVID B. MATHIS
David B. Mathis

                       POWER OF ATTORNEY


          The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Wendell F. Bueche, Marschall I. Smith and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), the Annual Report of the Partnership on Form 10-K for the fiscal year ended December 31, 1997 under the Securities Act of 1933, as amended, and to execute and deliver any and all amendments to such Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 23rd day of March, 1998.






/s/ THOMAS H. ROBERTS, JR.
Thomas H. Roberts, Jr.

                       POWER OF ATTORNEY


          The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Wendell F. Bueche, Marschall I. Smith and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), the Annual Report of the Partnership on Form 10-K for the fiscal year ended December 31, 1997 under the Securities Act of 1933, as amended, and to execute and deliver any and all amendments to such Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 23rd day of March, 1998.





/s/ JOSEPH P. SULLIVAN
Joseph P. Sullivan

                       POWER OF ATTORNEY


          The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Wendell F. Bueche, Marschall I. Smith and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), the Annual Report of the Partnership on Form 10-K for the fiscal year ended December 31, 1997 under the Securities Act of 1933, as amended, and to execute and deliver any and all amendments to such Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 23rd day of March, 1998.





/s/ RICHARD L. THOMAS
Richard L. Thomas

                       POWER OF ATTORNEY


          The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Wendell F. Bueche, Marschall I. Smith and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), the Annual Report of the Partnership on Form 10-K for the fiscal year ended December 31, 1997 under the Securities Act of 1933, as amended, and to execute and deliver any and all amendments to such Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 23rd day of March, 1998.





/s/ BILLIE B. TURNER
Billie B. Turner

                       POWER OF ATTORNEY


          The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Wendell F. Bueche, Marschall I. Smith and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), the Annual Report of the Partnership on Form 10-K for the fiscal year ended December 31, 1997 under the Securities Act of 1933, as amended, and to execute and deliver any and all amendments to such Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 23rd day of March, 1998.





/s/ J. BRADFORD JAMES
J. Bradford James

                       POWER OF ATTORNEY


          The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Wendell F. Bueche, Marschall I. Smith and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), the Annual Report of the Partnership on Form 10-K for the fiscal year ended December 31, 1997 under the Securities Act of 1933, as amended, and to execute and deliver any and all amendments to such Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 23rd day of March, 1998.




/s/ ANNE M. SCAVONE
Anne M. Scavone

                       POWER OF ATTORNEY


          The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Wendell F. Bueche, Marschall I. Smith and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), the Annual Report of the Partnership on Form 10-K for the fiscal year ended December 31, 1997 under the Securities Act of 1933, as amended, and to execute and deliver any and all amendments to such Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 23rd day of March, 1998.





/s/ ROBERT W. BRUCE III
Robert W. Bruce III

                       POWER OF ATTORNEY


          The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Wendell F. Bueche, Marschall I. Smith and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), the Annual Report of the Partnership on Form 10-K for the fiscal year ended December 31, 1997 under the Securities Act of 1933, as amended, and to execute and deliver any and all amendments to such Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 23rd day of March, 1998.






/s/ RENE L. LATIOLAIS
Rene L. Latiolais

                       POWER OF ATTORNEY


          The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Wendell F. Bueche, Marschall I. Smith and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), the Annual Report of the Partnership on Form 10-K for the fiscal year ended December 31, 1997 under the Securities Act of 1933, as amended, and to execute and deliver any and all amendments to such Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 23rd day of March, 1998.





/s/ DONALD F. MAZANKOWSKI
Donald F. Mazankowski

                       POWER OF ATTORNEY


          The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Wendell F. Bueche, Marschall I. Smith and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), the Annual Report of the Partnership on Form 10-K for the fiscal year ended December 31, 1997 under the Securities Act of 1933, as amended, and to execute and deliver any and all amendments to such Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 23rd day of March, 1998.





/s/ JAMES R. MOFFETT
James R. Moffett